Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits

NOTE 7 – DEPOSITS

At year-end, total interest-bearing deposits were as follows:

	2011	2010
Interest-bearing demand	$13,414,665	$11,048,838
Savings	38,878,769	39,019,690
Money market	34,092,280	30,463,427
Time under $100,000	26,583,043	28,641,574
Time $100,000 and over	33,636,725	39,530,981

	$146,605,482	$148,704,510

Scheduled maturities of time deposits are as follows:

2012	$31,792,698
2013	13,669,268
2014	7,541,665
2015	4,410,206
2016	2,805,931

$60,219,768

Deposits of $100,000 or more were $97,294,490 and $100,141,397 at year-end 2011 and 2010, respectively.

At year-end 2011 and 2010, there were $14,461,513 and $14,381,385, respectively, in national market certificates of deposit, primarily in amounts below the FDIC insurance thresholds. In addition, at year-end 2011 and 2010, there were $6,317,020 and $11,723,652, respectively, in Certificate of Deposit Account Registry Service ("CDARS") program reciprocal deposits.